UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2007

RAINIER PACIFIC FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Washington	000-50362	87-0700148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1498 Pacific Avenue, Tacoma, Washington	98402
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (253) 926-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

 [ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
          (17 CFR 240.14d-2(b))

 [ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
          (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

            Rainier Pacific Financial Group, Inc. (the “Company”) announced on November 20, 2007 that the Company's Board of Directors declared a quarterly cash dividend of $0.065 per share on the Company's outstanding shares of common stock. Shareholders of record at the close of business on December 3, 2007 will be entitled to receive the cash dividend. The cash dividend will be payable on December 17, 2007. The press release announcing the dividend is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

            (c)           Exhibits

            99.1        Press Release of Rainier Pacific Financial Group, Inc. dated November 20, 2007.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAINIER PACIFIC FINANCIAL GROUP, INC.

Date: November 20, 2007	/s/John A. Hall
John A. Hall
President and Chief Executive Officer
(Principal Executive Officer)

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EXHIBIT 99.1

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For more information, contact:
John Hall: (253) 926-4007
jhall@rainierpac.com
**For Immediate Release**	or
Vic Toy: (253) 926-4038
vtoy@rainierpac.com

Rainier Pacific Financial Group, Inc. Declares Quarterly Cash Dividend

Tacoma, Washington – November 20, 2007 – Rainier Pacific Financial Group, Inc. (NASDAQ GM: RPFG) today reported that its Board of Directors declared a quarterly cash dividend of $0.065 per share on its common stock.

The dividend will be paid on December 17, 2007 to shareholders of record as of the close of business on December 3, 2007. This is the sixteenth consecutive quarterly cash dividend for Rainier Pacific Financial Group, Inc.

Rainier Pacific Financial Group is the bank holding company for Rainier Pacific Savings Bank, a Tacoma, Washington based state-chartered savings bank, operating 14 branch offices in the Tacoma-Pierce County and Federal Way areas.

For additional information, visit Rainier Pacific's website at www.rainierpac.com.

 Forward-looking statements:

This press release may contain certain forward-looking statements and information relating to the Company that are based on the beliefs of management, as well as assumptions made by and information currently available to management. The words "anticipate," "believe," "estimate," "expect," "indicate" "intend," "should," and similar expressions, or the negative thereof, as they relate to the Company or the Company's management, are intended to identify forward-looking statements. Such statements reflect the current views of the Company with respect to future events that are subject to certain risks and uncertainties that may cause actual results to vary. The Company does not intend to update these forward-looking statements.

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